Exhibit 10.42

SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (as amended, restated, supplemented, or otherwise modified from time to time, this “Agreement”) is entered into as of December 4, 2025 (the “Effective Date”), by and between YA II PN, LTD., a Cayman Islands exempt limited company, in its capacity as noteholder and as secured party under the Senior Note Documents (as defined herein), including its successors and assigns in such capacity from time to time (“Senior Noteholder”), and BRAG HOUSE HOLDINGS, INC., a Delaware corporation (“Pubco”), in its capacity as noteholder and as secured party under the Subordinated Note Documents (as defined below), including its successors and assigns in such capacity from time to time (“Subordinated Noteholder”); and acknowledged by the signatories to the Acknowledgement Page attached hereto.

R E C I T A L S

WHEREAS, Pubco and House of Doge Inc., a Texas corporation (“HOD”; and HOD, together with Pubco, collectively, the “Borrowers”), issued a Convertible Promissory Note, with Number TBH-1, dated as of December 4, 2025, in favor of Senior Noteholder (such Promissory Note, as amended, restated, supplemented or otherwise modified from time to time, the “Senior Note”), in the original principal amount of up to $11,000,000.

WHEREAS, in connection with the issuance of the Senior Note, Dogecoin Ventures, Inc., a Texas corporation (“Dogecoin”), together with certain affiliates of Dogecoin and Pubco, executed and delivered that certain Global Guaranty Agreement, dated as of December 4, 2025 (such Global Guaranty Agreement, as amended, restated, supplemented or otherwise modified from time to time, the “Senior Guaranty Agreement”), in favor of Senior Noteholder, pursuant to which, among other things, the “Guarantors” identified therein guaranteed all obligations, debts and liabilities of the Borrowers and the other Guarantors under the Senior Note Documents.

WHEREAS, in connection with the issuance of the Senior Note, Pubco and Dogecoin executed and delivered that certain Pledge Agreement, dated as of December 4, 2025 (such Pledge Agreement, as amended, restated, supplemented, or otherwise modified from time to time, the “Senior Pledge Agreement”), with Senior Noteholder, pursuant to which, among other things, Pubco and Dogecoin pledged certain equity interests in CleanCore Solutions, Inc., a Nevada corporation (“CleanCore”) and the CleanCore Warrant (as defined below) issued by CleanCore, as therein provided.

WHEREAS, on October 14, 2025, HOD executed and delivered that certain Secured Promissory Note in favor of Pubco in the original principal amount of up to $8,000,000, of which the principal amount of $8,779,000 is outstanding as of the Effective Date (such Secured Promissory Note, as amended by the Amendment to Secured Promissory Note dated as of Effective Date, and as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Subordinated Note”).

WHEREAS, in connection with the execution and delivery of the Subordinated Note, HOD, (i) Dogecoin and certain other “Grantors” identified therein executed and delivered that certain Security and Pledge Agreement, dated as of October 14, 2025 (as amended, restated, supplemented, or otherwise modified from time to time in accordance with the terms hereof, the “Subordinated Pledge Agreement”), pursuant to which, among other things, Dogecoin pledged the CleanCore Equity Interests (as defined below); and (ii) Dogecoin and certain other “Guarantors” identified therein executed and delivered that certain Guaranty, dated as of October 14, 2025 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Subordinated Guaranty Agreement”), pursuant to which, among other things, the “Guarantors” identified therein guaranteed the obligations under the Subordinated Note.

WHEREAS, to facilitate the issuance of the Senior Note, Subordinated Noteholder, Dogecoin and the other “Guarantors” under the Subordinated Guaranty Agreement and other “Grantors” under the Subordinated Pledge Agreement have agreed to enter into this Agreement to, among other things, acknowledge senior priority, perfected Lien of Senior Creditor over the CleanCore Equity Interests and other Shared Collateral (as defined below) and to subordinated the Lien of Subordinated Creditor in such CleanCore Equity Interests and other Shared Collateral as herein provided.

WHEREAS, Senior Noteholder and Subordinated Noteholder desire to enter into this Agreement in order to set forth the relative rights and priorities of Senior Creditor and Subordinated Creditor under the Senior Note Documents and the Subordinated Note Documents.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Definitions.

1.1 Definitions. The following terms shall have the following meanings in this Agreement:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144. As used herein, (a) “Rule 144” means Rule 144 promulgated by the U.S. Securities and Exchange Commission or any successor entity (the “Commission”) pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect; and (b) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

“Agreement” has the meaning given to such term in the preamble.

“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

“Borrowers” has the meaning given to such term in the recitals.

“CleanCore” has the meaning given to such term in the recitals.

“CleanCore Equity Interests” means, collectively, (a) the Equity Interests of CleanCore identified on Schedule 1 to the Senior Pledge Agreement as of the Effective Date and (b) the CleanCore Warrant and any Warrant Shares (as defined therein) acquired upon exercise thereof, and (c) the Equity Interests of CleanCore acquired by any “Grantor” to the Senior Pledge Agreement after the Effective Date that are pledged to Senior Creditor pursuant to the terms of the Senior Pledge Agreement.

“CleanCore Warrant” means that certain Pre-Funded Common Stock Purchase Warrant of CleanCore Solutions, Inc., dated September 5, 2025 (as amended, restated, supplemented or otherwise modified from time to time), executed by CleanCore in favor of Dogecoin and for 1,000,000 Warrant Shares.

“Companies” or “Company” means Pubco, HOD, Dogecoin and any other Person that provides a guaranty of or collateral for any Senior Note Obligations, currently existing or arising in the future.

“Disposition” means the sale, assignment, transfer, license, lease (as lessor), exchange, or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing).

“Distribution” means, with respect to any indebtedness, obligation or security: (a) any payment, contribution, distribution or other transfer by or on behalf of any Person of cash, securities or other property, by set-off or otherwise, on account of such indebtedness, obligation or security; (b) any redemption, purchase, exercise of rights under or other acquisition of such indebtedness, obligation or security by any Person; or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness, obligation or security in or upon any property of any Person.

“Dogecoin” has the meaning given to such term in the recitals.

“Effective Date has the meaning given to such term in the preamble.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock, limited liability company interests or membership interests of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock, limited liability company interests or membership interests of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock, limited liability company interests or membership interests of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination..

“Final Payout Date” means the date on which all Senior Debt is indefeasible paid in full in cash and all other Senior Note Obligations have been performed in full.

“Governmental Entity” has the meaning set forth in each Senior Note.

“HOD” has the meaning given to such term in the recitals.

“Lien” means (a) any lien, mortgage, pledge, assignment, hypothecation, deed of trust, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing, and (b) in the case of Equity Interests, any purchase option, call or similar right of a third party with respect to such Equity Interests.

“Person” means a natural individual, partnership, sole proprietorship, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, any Governmental Entity or any other entity of whatever nature.

“Pledged Collateral” has the meaning given to such term in Section 4.3.

“Proceeding” means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

“Pubco” has the meaning given to such term in the preamble.

“Senior Event of Default” means any “Event of Default” under the Senior Note Documents or any condition or event that, after notice or lapse of time or both, would constitute such an “Event of Default” if that condition or event were not cured or removed within any applicable grace or cure period set forth therein.

“Senior Creditor” means Senior Noteholder and each Person from time to time that becomes a holder of any Senior Debt now or hereafter outstanding, and, in each case, their respective successors and permitted assigns.

“Senior Debt” means all of the obligations of Pubco, HOD, Dogecoin and any other Person evidenced by or incurred pursuant to the Senior Note Documents, including the Senior Note Obligations.

“Senior Guaranty Agreement” has the meaning given to such term in the recitals.

“Senior Note” has the meaning given to such term in the recitals.

“Senior Note Documents” means the Senior Note, the Senior Guaranty Agreement, the Senior Pledge Agreement, this Agreement and all other agreements, documents and instruments executed from time to time in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time to the extent permitted by the terms of this Agreement.

“Senior Note Obligations” means all obligations, liabilities and indebtedness of every nature of Pubco, HOD, Dogecoin or any other “Guarantor” under the Senior Guaranty Agreement or any other Company from time to time owed to Senior Creditor under the Senior Note Documents, including, without limitation, the “Secured Obligations” (as defined in the Senior Pledge Agreement) and the “Obligations” (as defined in the Senior Guaranty Agreement) and any other indebtedness, reimbursement obligations, claims and other liabilities and obligations, whether primary, secondary, direct, indirect, absolute, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the commencement of a Proceeding under the Bankruptcy Code, together with (a) any amendments, modifications, renewals, supplements, restatements, increases or extensions thereof and (b) any interest, fees, premiums and other obligations that accrue thereon after the commencement of a Proceeding, without regard to whether or not such claims are allowed or allowable in a Proceeding.

“Senior Noteholder” has the meaning given to such term in the preamble.

“Senior Pledge Agreement” has the meaning given to such term in the recitals.

“Shared Collateral” means the CleanCore Equity Interests and all other “Pledged Collateral” as defined in the Senior Pledge Agreement.

“Subordinated Creditor” means Subordinated Noteholder and each Person from time to time that becomes a holder of any Subordinated Debt now or hereafter outstanding, and, in each case, their respective successors and permitted assigns.

“Subordinated Debt” means all of the obligations of HOD, Dogecoin and any other Person evidenced by or incurred pursuant to the Subordinated Note Documents, including the Subordinated Note Obligations.

“Subordinated Guaranty Agreement” has the meaning given to such term in the recitals.

“Subordinated Note” has the meaning given to such term in the recitals.

“Subordinated Note Documents” means the Subordinated Note, the Subordinated Guaranty Agreement, the Subordinated Pledge Agreement and all other agreements, documents and instruments executed from time to time in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time to the extent permitted by the terms of this Agreement.

“Subordinated Note Obligations” means all obligations, liabilities and indebtedness of every nature of HOD or any other Company from time to time owed to Subordinated Creditor under the Subordinated Note Documents, including, without limitation, any other indebtedness, reimbursement obligations, claims and other liabilities and obligations, whether primary, secondary, direct, indirect, absolute, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the commencement of a Proceeding under the Bankruptcy Code, together with (a) any amendments, modifications, renewals, supplements, restatements, increases or extensions thereof and (b) any interest, fees, premiums and other obligations that accrue thereon after the commencement of a Proceeding, without regard to whether or not such claims are allowed or allowable in a Proceeding.

“Subordinated Noteholder” has the meaning given to such term in the preamble.

“Subordinated Pledge Agreement” has the meaning given to such term in the recitals.

“Subordinated Securities” means any notes, other debt securities, or equity securities of Pubco, HOD or any Company that are issued in a Proceeding in substitution of all or any portion of the Subordinated Debt pursuant to a confirmed plan of reorganization or adjustment, in each case that (a) are subordinated in right of payment, performance, and otherwise to the Senior Debt (or any replacement of the Senior Debt, including any notes or other securities issued in substitution of all or any portion of the Senior Debt) to at least the same extent that the Subordinated Debt is subordinated to the Senior Debt pursuant to this Agreement, (b) do not have the benefit of any obligation of any Company (whether as issuer, guarantor, or otherwise) unless the Senior Debt has at least the same benefit of the obligation of such Person and the obligations of such Person to Subordinated Creditor are subordinated to the same extent as the obligations of such Persons pursuant to this Agreement, and (c) do not have any terms, and are not subject to or entitled to the benefit of any agreement or instrument that has terms, that are more burdensome to the issuer, Pubco, HOD or such Company on such debt or equity securities than are the terms of the Subordinated Debt, provided in each case that Subordinated Creditor shall have entered into such supplements to or modifications of this Agreement as Senior Creditor may reasonably request to reflect the continued subordination of the Subordinated Securities to the Senior Debt (or any replacement of the Senior Debt, including any notes or other securities issued in substitution of all or any portion of the Senior Debt), provided, further, that, in either case, no such securities shall provide for cash payments or distribution of any kind including, but not limited to, dividends or distribution of assets, until the Final Payout Date.

“Uniform Commercial Code” means the Uniform Commercial Code, as enacted in the applicable jurisdiction.

1.2 Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

2. Lien Subordination; Liquidation, Dissolution, Bankruptcy; Etc.

2.1 Subordination of Liens and Security Interests; Agreement Not to Contest; Agreement to Release Liens; Additional Covenants.

(a) Subordinated Creditor hereby covenants and agrees that the Lien of Subordinated Creditor in the Shared Collateral shall be subordinate and subject to the Lien and rights against the Shared Collateral of Senior Creditor arising from or out of the Senior Debt, regardless of the order, time or manner in which any Liens attach to or are perfected in the Shared Collateral. The proceeds of any Disposition by Senior Creditor or Subordinated Creditor of all or any part of the Shared Collateral shall be applied in the following order of priorities, irrespective of the application of any rule of law or the defect or impairment of any Senior Note Document, Subordinated Note Document or security interest, Lien or assignment thereunder: (i) first, to Senior Creditor for payment of the Senior Debt until the Final Payout Date has occurred, (ii) second to Subordinated Creditor until all Subordinated Debt has been paid in full in cash, and (ii) third, to the applicable grantor of the Shared Collateral or as a court of competent jurisdiction may otherwise direct. Subordinated Creditor shall not, without the prior written consent of Senior Creditor, receive any Lien from Pubco, Dogecoin or any Company with respect to the Subordinated Debt other than Subordinated Creditor’s Lien in the Shared Collateral (as defined herein and granted under the Subordinated Pledge Agreement as in effect on the Effective Date) and the Lien in the “Collateral” (as defined in and granted under the Subordinated Pledge Agreement as in effect on the Effective Date).

(b) Subordinated Creditor agrees that it will not at any time (1) contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Note Documents, or the Liens of Senior Creditor in the collateral (including the Shared Collateral) securing the Senior Debt, (2) contest or challenge, or join any other Person in contesting or challenging, the transfers of any Collateral pursuant to the Senior Note Documents, whether on the grounds that such transfers were disguised financings, preferential transfers, fraudulent conveyances or otherwise, (3) assert that any Person and any Company should be substantively consolidated, (4) institute, or cause to require Pubco or any of its Affiliates to institute, any action or suit or exercise, or cause or require Pubco or any of its Affiliates to exercise, any rights or remedies upon or with respect to any breach or default by any Company or any other Person under any Senior Note Documents or attempt to prohibit or restrict any sale or other transfer of Shared Collateral or to interfere in any manner with the transactions contemplated by the Senior Note Documents.

(c) In the event Senior Creditor releases or agrees to release any of its Liens in the Shared Collateral in connection with a Disposition that is in connection with Senior Creditor’s exercise of remedies following a Senior Event of Default, then any Lien held by Subordinated Creditor in such Shared Collateral shall be automatically, unconditionally, and simultaneously released. Subordinated Creditor shall be deemed to have consented to such Disposition and Subordinated Creditor shall execute such releases or other instruments with respect to the Shared Collateral as Senior Creditor requests to evidence the release of Subordinated Creditor’s Lien in the Shared Collateral. Subordinated Creditor hereby irrevocably appoints Senior Creditor as the true and lawful attorneys of Subordinated Creditor for the purpose of executing and filing any such releases or instruments which Subordinated Creditor may be required to execute, file and/or deliver pursuant to this Section 2.1(c).

(d) Until the Final Payout Date, Senior Creditor shall be entitled to deal with the Shared Collateral in accordance with the terms of the Senior Note Documents as if the Liens under the Subordinated Note Documents did not exist. The rights of Subordinated Creditor with respect to the Shared Collateral shall at all times be subject to the terms of this Agreement.

2.2 Liquidation, Dissolution, Bankruptcy.

(a) In the event of any Proceeding involving Pubco or any Company, the Final Payout Date shall have occurred before any Distribution, whether in cash, securities or other property (other than Subordinated Securities) arising in connection with the Shared Collateral, shall be made by Pubco or any Company to Subordinated Creditor on account of any Subordinated Debt.

(b) In the event of any Proceeding involving Pubco or any Company, any Distribution, whether in cash, securities or other property (other than Subordinated Securities) which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to Senior Creditor (to be held and/or applied by Senior Creditor in accordance with the terms of the Senior Note Documents) until the Final Payout Date has occurred. Subordinated Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to Senior Creditor. Subordinated Creditor also irrevocably authorizes and empowers Senior Creditor, in the name of Subordinated Creditor, to demand, sue for, collect and receive any and all such Distributions.

(c) Subordinated Creditor agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Debt or any liens and security interests securing the Senior Debt.

(d) Subordinated Creditor agrees that Senior Creditor may consent to the use of cash collateral or provide debtor-in-possession financing to any of the Companies on such terms and conditions and in such amounts as Senior Creditor, in its sole discretion, may decide and, in connection therewith, such Company may grant to Senior Creditor liens and security interests upon all or any of the property of such Company, which liens and security interests (i) may secure payment of the Senior Debt (whether such Senior Debt arose prior to the commencement of any Proceeding or at any time thereafter) and any other financing provided by Senior Creditor and (ii) may be superior in priority to the liens and security interests in favor of Subordinated Creditor on the Shared Collateral and any other property of the Companies. Subordinated Creditor agrees that it shall be deemed to consent to, and will not object to, any of the foregoing. Subordinated Creditor agrees that it will: (x) not seek to provide financing to any Company in any Proceeding; (y) support, and not object to or oppose, any Disposition of any property (or any process pertaining to such Disposition of any property) securing all of any part of the Senior Debt free and clear of security interests, liens or other claims of Subordinated Creditor under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code or applicable law if Senior Creditor has consented to such Disposition and is releasing its security interests and liens as well; and (z) not propose, seek and/or support confirmation of any plan of reorganization with respect to any Company which Senior Creditor has not consented in writing. Subordinated Creditor agrees to object to and vote to reject confirmation of any plan of reorganization with respect to any Company which Senior Creditor has objected to and/or rejected in writing. Subordinated Creditor further agrees not to assert any right it may have to “adequate protection” of any interest in any Shared Collateral in any Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to any Shared Collateral without the prior written consent of Senior Creditor. Subordinated Creditor waives any claim it may now or hereafter have arising out of Senior Creditor’s election, in any Proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by any Company, as debtor in possession. Subordinated Creditor further agrees that it will not seek to participate or participate on any creditor’s committee without Senior Creditor’s prior written consent.

(e) Subordinated Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt requested by Senior Creditor in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Senior Creditor its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of Subordinated Creditor promptly to do so prior to 30 days before the expiration of the time to file any such proof of claim and (ii) vote such claim in any such Proceeding upon the failure of Subordinated Creditor to do so prior to 15 days before the expiration of the time to vote any such claim; provided, however, that Senior Creditor shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that Senior Creditor votes any claim in accordance with the authority granted hereby, Subordinated Creditor shall not be entitled to change or withdraw such vote.

(f) The Senior Debt shall continue to be treated as senior to the Subordinated Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Creditor and Subordinated Creditor even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any Proceeding of any Company or its subsidiaries, and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

(g) This Agreement is intended to be and shall be enforceable as a “subordination agreement” within the meaning of Section 510(a) of the Bankruptcy Code.

2.3 Subordinated Debt Enforcement Actions. Until the Final Payout Date, Subordinated Creditor shall not, without the prior written consent of Senior Creditor, take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any Shared Collateral.

2.4 Incorrect Payments; Turnover. If any Distribution on account of the Subordinated Debt not permitted to be made by the Companies or accepted by Subordinated Creditor under this Agreement is made and received by Subordinated Creditor, such Distribution shall not be commingled with any of the assets of Subordinated Creditor, shall be held in trust by Subordinated Creditor for the benefit of Senior Creditor and shall be promptly paid over to Senior Creditor for application (in accordance with the Senior Note Documents) to the payment of the Senior Debt then remaining unpaid, until the Final Payout Date has occurred. In the event Subordinated Creditor receives collateral or proceeds to which it is not entitled hereunder, Subordinated Creditor shall be deemed to hold all of such collateral or proceeds in trust for the benefit of Senior Creditor and shall promptly pay over to each such party such collateral or proceeds in the same form as received, with any necessary endorsements.

2.5 Obligations Hereunder Not Affected. All rights and interest of Senior Creditor hereunder and of Subordinated Creditor hereunder, and all agreements and obligations of Senior Creditor hereunder and of Subordinated Creditor, Pubco and the Companies hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any document evidencing any of the Senior Debt or any document evidencing any of the Subordinated Debt;

(b) (i) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Debt, or any other amendment or waiver of or any release or consent to departure from any of the Senior Note Documents; and (ii) subject to Section 3.1 hereof, any change in the time, manner or place of payment of, or any other term of, all or any of the Subordinated Debt, or any other amendment or waiver of or any release or consent to departure from any of the Subordinated Note Documents;

(c) any exchange or release of any Shared Collateral in connection with the enforcement or collection of the Senior Debt or any non-perfection of liens constituting the Senior Debt; and any non-perfection of liens constituting the Subordinated Debt;

(d) (i) any failure of Senior Creditor to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement or any Senior Note Document; and (ii) any failure of Subordinated Creditor to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement or any Subordinated Note Document;

(e) (i) any reduction, limitation, impairment or termination of the Senior Debt for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Companies and Subordinated Creditor hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Debt; and (ii) any reduction, limitation, impairment or termination of the Subordinated Debt for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Companies and Senior Creditor hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Subordinated Debt; and

(f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Companies in respect of the Senior Debt or of the Subordinated Debt or in respect of this Agreement (other than the defense of payment in full of the Senior Debt or the Subordinated Debt, as applicable).

Subordinated Creditor acknowledges and agrees that Senior Creditor may in accordance with the terms of the Senior Note Documents, unless otherwise required hereunder, without notice or demand and without affecting or impairing Subordinated Creditor’s obligations hereunder, (i) modify the Senior Note Documents; (ii) take or hold security for the payment of the Senior Debt and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as Senior Creditor in its sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against any Company or any other Person.

2.6 Sale, Transfer or other Disposition of Subordinated Debt.

(a) Subordinated Creditor shall not sell, assign, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Note Document unless (i) prior to the consummation of any such action, Senior Creditor shall have consented in writing to such action and provided that, (i) the transferee thereof shall have executed and delivered to Senior Creditor an agreement substantially identical to this Agreement, providing for the continued subordination of the Liens securing the Subordinated Debt to the Liens securing Senior Debt as provided herein and for the continued effectiveness of all of the rights of Senior Creditor arising under this Agreement and (ii) if any such transfer or other disposition would cause there to be more than two (2) non-Affiliated or related holders of the Subordinated Debt, then all such existing and proposed transferee holders of Subordinated Debt shall appoint one Subordinated Creditor as the “designated representative” of all Subordinated Creditors as such term is used in this Agreement and any notices required to be delivered hereunder to Subordinated Creditors shall be satisfied to the extent delivered to the designated representative in lieu of such Subordinated Creditors.

(b) Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt, and the terms of this Agreement shall be binding upon the successors and assigns of Subordinated Creditor, as provided in Section 10 hereof.

2.7 Nonreliance. Subordinated Creditor agrees that (a) it has, independently and without reliance upon Senior Creditor and based on such documents and information as it has deemed appropriate, made its own credit analyses and decisions to enter into the Subordinated Note Documents to which it is party, and (b) it will, independently and without reliance upon Senior Creditor, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit decisions in taking or not taking any action under this Agreement or any Subordinated Note Documents to which it is party in accordance with this Agreement. Senior Creditor shall have no duty to disclose to Subordinated Creditor any information relating to any Company, Pubco, HOD or any of their subsidiaries or any other circumstance bearing upon the risk of nonpayment of the Senior Debt or Subordinated Debt, as the case may be, that is known or becomes known to Senior Creditor or any of their Affiliates. Prior to the closing of any purchase and sale pursuant to Section 18 hereof, Subordinated Creditor shall have no rights under the Senior Note Documents.

3. Modifications.

3.1 Modifications to Subordinated Note Documents. Until the Final Payout Date has occurred, Subordinated Creditor shall not, without the prior written consent of Senior Creditor, agree to any amendment, restatement, modification or other supplement to any Subordinated Note Document.

4. Waiver of Certain Rights by Subordinated Creditor.

4.1 Marshaling. Subordinated Creditor hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or to otherwise require Senior Creditor to marshal any property of the Companies or any other guarantor of the Senior Debt for the benefit of Subordinated Creditor.

4.2 Rights Relating to Senior Creditor’s Actions with respect to the Shared Collateral. Subordinated Creditor hereby waives to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing Senior Creditor from taking, or refraining from taking, any action with respect to the Senior Note Documents or all or any part of the Shared Collateral not in violation of the terms of this Agreement. Without limitation of the foregoing but subject to the terms of this Agreement, Subordinated Creditor hereby agrees: (a) that it has no right to direct or object to the manner in which Senior Creditor exercises (or forbears from exercising) rights and remedies under the Senior Note Documents or applies the proceeds of the Shared Collateral or any other collateral resulting from the exercise by Senior Creditor of rights and remedies under the Senior Note Documents to the Senior Debt; and (b) that Senior Creditor has not assumed any obligation to act as the agent for Subordinated Creditor with respect to the Shared Collateral. Senior Creditor shall have the exclusive right to enforce rights and exercise remedies with respect to the Senior Note Documents and Shared Collateral until the Final Payout Date has occurred. In exercising rights and remedies with respect to the Senior Note Documents or Shared Collateral, Senior Creditor may enforce the provisions of the Senior Note Documents and exercise remedies thereunder, all in such order and in such manner as it may determine in the exercise of its sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Shared Collateral, to incur expenses in connection with such Disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code. In conducting any public or private sale under the Uniform Commercial Code, Senior Creditor shall give Subordinated Creditor such notice (if any) of such sale as may be required by the Uniform Commercial Code; provided, however, that ten (10) days’ notice to Subordinated Creditor shall be deemed to be commercially reasonable notice.

4.3 Gratuitous Bailee for Perfection.

(a) Senior Creditor acknowledges and agrees it shall hold any certificates evidencing the Shared Collateral (the “Pledged Collateral”) as sub-agent or gratuitous bailee for Subordinated Creditor, in each case solely for the purpose of perfecting the Lien granted under the Subordinated Note Documents in the Pledged Collateral and subject to the terms and conditions of this Section 4.3. Until the Final Payout Date, Subordinated Creditor shall deliver to Senior Creditor any Pledged Collateral in its possession.

(b) Except as otherwise specifically provided in this Agreement, until Final Payout Date, Senior Creditor shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Note Documents as if the Liens under the Subordinated Note Documents did not exist. The rights of Subordinated Creditor with respect to the Pledged Collateral shall at all times be subject to the terms of this Agreement.

(c) Senior Creditor shall have no obligation whatsoever to Subordinated Creditor to assure that any of the Pledged Collateral is genuine or owned by Pubco or Dogecoin, as applicable, or to protect or preserve rights or benefits of any Person or any rights pertaining to the Pledged Collateral, except as expressly set forth in this Section 4.3. The duties or responsibilities of Senior Creditor under this Section 4.3 shall be limited solely to holding the Pledged Collateral as sub-agent and gratuitous bailee for Subordinated Creditor for purposes of perfecting the Lien held by Subordinated Creditor.

(d) Senior Creditor shall not have by reason of the Subordinated Note Documents or this Agreement, or any other document, a fiduciary relationship in respect of Subordinated Creditor, and Subordinated Creditor hereby waives and releases Senior Creditor from all claims and liabilities arising pursuant to Senior Creditor’s role under this Section 4.3 as sub-agent and gratuitous bailee with respect to the Pledged Collateral.

(e) Senior Creditor hereby agrees that promptly following the occurrence of the Final Payout Date, to the extent permitted by applicable law, Senior Creditor shall transfer to Subordinated Creditor any certificates evidencing the Pledged Collateral and any other possessory collateral constituting the Shared Collateral, in each case, to the extent then in the physical possession of Senior Creditor or its agents.

5. Representations and Warranties.

5.1 Representations and Warranties of Subordinated Creditor. Subordinated Creditor hereby represents and warrants to Senior Creditor that as of the date hereof: (i) Subordinated Creditor is a corporation under the laws of Delaware; (ii) Subordinated Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement; (iii) the execution of this Agreement by Subordinated Creditor will not violate or conflict with any material agreement binding upon Subordinated Creditor or any law, regulation or order or require any consent or approval which has not been obtained; (iv) this Agreement is the legal, valid and binding obligation of Subordinated Creditor, enforceable against Subordinated Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles; (v) Subordinated Creditor is the sole owner, beneficially and of record, of the Subordinated Note Documents and the Subordinated Debt and (vi) as of the Effective Date, there have been no amendments, restatements, supplements or other modifications to the Subordinated Note Documents since the execution and delivery thereof.

5.2 Representations and Warranties of Senior Creditor. Senior Creditor hereby represents and warrants to Subordinated Creditor that as of the date hereof: (i) Senior Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (ii) the execution of this Agreement by Senior Creditor will not violate or conflict with the organizational documents of Senior Creditor, any material agreement binding upon Senior Creditor or any law, regulation or order or require any consent or approval which has not been obtained; and (iii) this Agreement is the legal, valid and binding obligation of Senior Creditor, enforceable against Senior Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

6. Subrogation. In the event of any Distribution to Senior Creditor that, if not for this Agreement, would have been made to Subordinated Creditor, Subordinated Creditor shall be subrogated to the rights of Senior Creditor to receive Distributions with respect to the Senior Debt; provided, that Subordinated Creditor hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Final Payout Date. Subordinated Creditor agrees that in the event that all or any part of a payment made with respect to the Senior Debt is recovered from the holders of the Senior Debt in a Proceeding or otherwise, any Distribution received by Subordinated Creditor with respect to the Subordinated Debt at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by Subordinated Creditor in trust as property of the holders of the Senior Debt and Subordinated Creditor shall forthwith deliver the same to Senior Creditor for application to the Senior Debt until the Final Payout Date has occurred. A Distribution made pursuant to this Agreement to Senior Creditor which otherwise would have been made to Subordinated Creditor is not, as between the Companies and Subordinated Creditor, a payment by the Companies to or on account of the Senior Debt.

7. Modification. Any amendment, modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by Senior Creditor and Subordinated Creditor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

8. Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary or desirable in order to effect fully the purposes of this Agreement.

9. Notices.

9.1 Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

Notices shall be addressed as follows:

If to Subordinated Creditor:

Brag House Holdings, Inc.

45 Park Street
Montclair, New Jersey 07412

Attn: Lavell Juan Malloy, II, Chief Executive Officer
Email: lavell@thebraghouse.com

If to Senior Creditor:

YA II PN, Ltd

c/o Yorkville Advisors Global, LLC

1012 Springfield Avenue

Mountainside, NJ 07092

Attention: Mark Angelo

Email: Legal@yorkvilleadvisors.com

With a copy to (which shall not constitute notice):

Duane Morris LLP
1540 Broadway

New York, NY 10036

Attn: James T. Seery

Telephone: (973) 424-2088

Email: jtseery@duanemorris.com

9.2 Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).

9.3 Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice pursuant to this Section 9 to the other parties hereto.

10. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of Senior Creditor and Subordinated Creditor. Subordinated Creditor shall not have any rights to assign or transfer any of its rights or obligations under the Subordinated Note Documents, including any or all of the Subordinated Debt, to any Person except as expressly provided in Section 2.3 hereof. No Person other than Senior Creditor and Subordinated Creditor and their respective successors and permitted assigns and pledgees shall have any rights hereunder.

11. Relative Rights. This Agreement shall define the relative rights of Senior Creditor and Subordinated Creditor. Nothing in this Agreement shall: (a) impair, as among Senior Creditor and the Companies and, separately, as among Subordinated Creditor and the Companies, the obligation of the Companies and Senior Creditor and Subordinated Creditor with respect to the payment of the Senior Debt and the Subordinated Debt in accordance with their respective terms; or (b) affect the relative rights of Senior Creditor or Subordinated Creditor with respect to any other creditors of the Companies.

12. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Senior Note Documents or the Subordinated Note Documents, the provisions of this Agreement shall control and govern.

13. Counterparts; Integration; Effectiveness; Electronic Execution.

13.1 This Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

13.2 This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

13.3 This Agreement shall become effective when it shall have been executed by Senior Creditor and when Senior Creditor shall have received counterparts hereof which, when taken together, bear the signatures of Senior Creditor, Subordinated Creditor and the Companies set forth on the Acknowledgment Page hereof, and thereafter shall be binding upon and inure to the benefit of Senior Creditor and Subordinated Creditor and their respective successors and assigns, and the Companies and their successors and assigns.

14. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

15. Continuation of Subordination; Termination of Agreement. Subject to Section 2.2(f), this Agreement shall remain in full force and effect until one year and one day (or any longer period required to give effect to Section 19) following the Final Payout Date after which this Agreement shall terminate without further action on the part of the parties hereto. The Senior Note Documents, including the Senior Pledge Agreement, and all of the rights of Senior Creditor thereunder, shall survive and remain in effect until the Final Payout Date has occurred.

16. Governing Law; Jurisdiction; Consent to Service of Process.

16.1 THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS (EXCLUDING THE PRINCIPLES OF CONFLICT OF LAWS) OF THE STATE OF NEW YORK (THE “GOVERNING JURISDICTION”)(INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), INCLUDING ALL MATTERS OF CONSTRUCTION OF, VALIDITY AND PERFORMANCE.

16.2 ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST SUBORDINATED CREDITOR OR COMPANY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, SENIOR CREDITOR, SUBORDINATED CREDITOR AND COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NON-EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; AND (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO IT AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9 IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER IT IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

16.3 SENIOR CREDITOR, SUBORDINATED CREDITOR AND COMPANY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 9. NOTHING IN THIS SECTION 16.3 SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

17. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 17 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

18. [RESERVED].

19. Nonpetition Covenant. Notwithstanding anything herein to the contrary, prior to the date that is one year (or, if longer, the applicable preference period then in effect) and one day after the Final Payout Date, Subordinated Creditor shall not initiate against, or join any Person in initiating against, any Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any applicable federal or state bankruptcy or similar law, or the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of a Company or any substantial part of such Company’s property or the ordering or winding up or liquidation of the affairs of a Company.

[Signatures Immediately Follow]

IN WITNESS WHEREOF, Subordinated Creditor and Senior Creditor have caused this Subordination and Intercreditor Agreement to be executed as of the date first above written.

SUBORDINATED CREDITOR:

BRAG HOUSE HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Subordination and Intercreditor Agreement]

SENIOR CREDITOR:

YA II PN, Ltd.

By: Yorkville Advisors Global, LP
Its: Investment Manager

By: Yorkville Advisors Global II, LLC
Its: General Partner

By:
Name:	Matt Beckman
Title:	Manager

[Signature Page to Subordination and Intercreditor Agreement]

ACKNOWLEDGMENT

Each undersigned Company hereby acknowledges that they have received a copy of the foregoing Subordination and Intercreditor Agreement (as in effect on the date hereof, the “Subordination Agreement”) and agree that they will not do any act or perform any obligation which is not in accordance with the Subordination Agreement and recognize all rights granted by the Subordination Agreement to Senior Creditor and Subordinated Creditor thereunder. Each Company further acknowledge and agree that they are not an intended beneficiary or third party beneficiary under the Subordination Agreement, as such may be amended, restated, supplemented, or otherwise modified hereafter.

COMPANIES:

HOUSE OF DOGE INC.

By:
Name:
Title:

DOGECOIN VENTURES INC.

By:
Name:
Title:

THE OFFICIAL DOGECOIN TREASURY AND RESERVE INC.

By:
Name:
Title:

HOUSE OF DOGE CANADA INC.

By:
Name:
Title:

[Acknowledgment Page to Subordination and Intercreditor Agreement]

BRAG HOUSE LTD.

By:
Name:
Title:

BRAG HOUSE INC.

By:
Name:
Title:

BRAG HOUSE MERGER SUB, INC.

By:
Name:
Title:

[Acknowledgment Page to Subordination and Intercreditor Agreement]